Exhibit 99.1

Guidance Software Reports

2016 Fourth Quarter and Full Year Financial Results

•      Fourth Quarter revenue of $29.5 million and non-GAAP net income of $2.8 million, or $0.09 per share

•      Product revenue increased 18% year-over-year to $10.4 million, or 35% of revenue

•      GAAP net loss of $1.6 million, or ($0.06) per share

PASADENA, Calif. – February 13, 2017 – http://www.guidancesoftware.com/?cmpid=701A0000000LM9uGuidance Software, Inc. (NASDAQ: GUID) today reported financial results for the fourth quarter and full year ended December 31, 2016.

Financial highlights for the fourth quarter of 2016, on a generally accepted accounting principles (GAAP) basis, include:

•      Revenue of $29.5 million, compared to $27.6 million in the fourth quarter of 2015

•      Net loss of $1.6 million, or ($0.06) per share, compared to a net loss of $3.6 million, or ($0.13) per share, in the fourth quarter of 2015

•      EBITDA of ($0.4) million, compared to EBITDA of ($2.0) million in the fourth quarter of 2015

Financial highlights, on a non-GAAP basis, which excludes share-based compensation, amortization of intangibles, realignment expenses and income taxes, include:

•      Non-GAAP net income of $2.8 million, or $0.09 per share, in the fourth quarter of 2016, compared to non-GAAP net loss of $1.3 million, or ($0.05) per share, in the fourth quarter of 2015

•      Non-GAAP EBITDA of $3.7 million, compared to non-GAAP EBITDA of ($0.1) million in the fourth quarter of 2015

“We entered 2016 with a plan to: 1) pivot to cybersecurity, 2) transform our go-to-market and product delivery capabilities, and 3) set a foundation for long-term, sustainable growth. I’m very happy to report that we executed on all of these objectives. Additionally, we restructured the business for profitability and exited 2016 in a strong position,” said Patrick Dennis, Guidance Software’s president and CEO.

Mr. Dennis added, “As we start 2017, we are positioned for another year of revenue growth and a return to sustained non-GAAP profitability. The ongoing shift in customer spending to rapid detection and response solutions like ours, combined with our 2016 cost structure realignment efforts, puts us in a strong competitive position to drive shareholder value in 2017 and beyond.”

2017 Financial Outlook

The Company is reaffirming its guidance for the year ending December 31, 2017 as follows:

•      Revenue is expected to be in the range of $112.0 million to $118.0 million

•      Non-GAAP pre-tax earnings in the range $0.28 - $0.36 of per share

•      Non-GAAP EBITDA in the range of $9.0 million - $11.8 million or non-GAAP EBITDA margins in the range of 8% - 10%

“In Q4, we completed our restructuring efforts in an effort to support our EBITDA targets in 2017.  We no longer have the costs related to the proxy fight and the patent litigation and settlement weighing down cash flow from operations,” stated Barry Plaga, Guidance Software’s CFO and COO.

Fourth Quarter 2016 Highlights and Recent Noteworthy Events

•      In October, the Company announced the latest release of EnCase Endpoint Investigator, featuring a new enhanced agent to enable off-network data collection. The new enhanced agent in EnCase Endpoint Investigator gives customers the power to dramatically reduce internal threats, even when endpoint devices are disconnected from the network

•      In November, the Company announced a partnership agreement with DarkMatter, an international cybersecurity firm headquartered in the United Arab Emirates, to integrate Guidance Software products, including EnCase Endpoint Security, EnCase Endpoint Investigator, and EnForce Risk Manager, into its comprehensive cybersecurity solutions and resell to clients across the Middle East.

•      Also in November, for the seventh consecutive year, SC Magazine included Guidance forensic investigations solutions EnCase Endpoint Investigator and EnCase Forensic as finalists for their Best Computer Forensic Solution Award. Finalists are recognized for outstanding leadership and for providing superior security products to the information security industry

Conference Call Information and Supplemental Information Slide Presentation:

The Company will host a conference call today at 2:00 p.m. Pacific time, 5:00 p.m. Eastern time to discuss its fourth quarter 2016 results.  Participants should call (877) 407-0784 (North America) or (201) 689-8560 (International) at least five minutes prior to the conference call.

A supplemental information slide presentation, webcast and replay of the call may also be found online through Guidance Software’s Investor Relations website at http://investors.guidancesoftware.com/events.cfm. Registered users may access this content over the Internet, and there is no cost to register.  If you have not already registered, please do so at least 15 minutes prior to the start of the conference call.

An audio-only replay of the call will be available by calling (844) 512-2921, passcode 13653431, available from 8:00 pm Eastern Time, February 13, 2017, through midnight Eastern Time, February 20, 2017.

About Guidance Software:

Guidance (NASDAQ: GUID) exists to turn chaos and the unknown into order and the known so that companies and their customers can go about their daily lives as usual without worry or disruption, knowing their most valuable information is safe and secure. The makers of EnCase®, the gold standard in forensic security, and EnForce™, an automated cyber risk management platform, Guidance provides a mission-critical foundation of market-leading applications that offer deep 360-degree visibility across all endpoints, devices and networks, allowing proactive identification and remediation of threats. From retail to financial institutions, our field-tested and court-proven solutions are deployed on an estimated 33 million endpoints at more than 70 of the Fortune 100 and hundreds of agencies worldwide, from beginning to endpoint.

For more information about Guidance Software, please visit guidancesoftware.com, “Like” our Facebook page, follow us on Twitter, or follow our LinkedIn page.

Guidance Software®, EnCase® and EnForce™ are trademarks owned by Guidance Software and may not be used without prior written permission. All other trademarks and copyrights are the property of their respective owners.

GUID-F

Non-GAAP Financial Measures

Guidance Software reports its financial results in accordance with generally accepted accounting principles, or GAAP. To supplement this information, we present from time to time non-GAAP gross profit, operating expenses, operating income (loss) and net income (loss), as well as non-GAAP net income (loss) per share. Non-GAAP gross profit consists of GAAP gross profit as reported and adds back realignment expenses and share-based compensation expense booked for GAAP purposes. Non-GAAP operating income (loss) consists of GAAP operating income (loss) as reported and excludes realignment expenses, amortization of intangibles, litigation settlements, proxy contest expenses and share-based compensation expense. Non-GAAP net income (loss) consists of GAAP operating income (loss) as reported and excludes realignment expenses, amortization of intangibles, litigation settlements, proxy contest expense and share-based compensation expense and the income tax (benefit) provision.

We use these non-GAAP financial measures for internal managerial purposes, when publicly providing our business outlook, and to facilitate period-to-period comparisons. We describe additional information specific to each item excluded from our non-GAAP financial measures below. Management and the Board of Directors do not consider these excluded items for purposes of evaluating the performance of the Company, its business units and its management teams and when making decisions to allocate resources among the Company’s business units. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of the non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP.  We believe that these non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business.  These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the comparable financial measures calculated in accordance with GAAP.

A reconciliation of our non-GAAP forward-looking measures to corresponding GAAP forward-looking measures is not available as a result of the uncertainty, and potential variability, in the forward looking estimates of the reconciling items between such non-GAAP forward-looking measures and the comparable forward-looking GAAP measures. Certain factors that are materially significant to our ability to estimate these items are out of our control and/or cannot be reasonably predicted, including the timing and amount of realignment expenses, amortization of intangibles, share-based compensation expense and income taxes.

Realignment Expenses. Realignment expenses represent severance and related employment costs associated with a reduction in headcount. Guidance Software excludes realignment expenses from non-GAAP gross profit, non-GAAP operating expenses, non-GAAP operating income (loss) and non-GAAP net income (loss) because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Guidance Software business operations and (ii) such expenses are not expected to recur in future periods.

Proxy Contest Expenses. Proxy contest expenses represent one-time legal and other consulting expenses related to the proxy contest between Guidance Software and its founder and former chairman, which was settled on April 22, 2016. Guidance Software excludes proxy contest expenses from non-GAAP operating expenses, non-GAAP operating income (loss) and non-GAAP net income (loss) because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Guidance Software business operations and (ii) such expenses are uncommon and not expected to recur in future periods.

Litigation Settlements. Litigation settlement expense represents a one-time settlement expense of a patent infringement lawsuit with MyKey Technology, LLC. Litigation settlement income represents a one-time settlement received from an indemnity lawsuit related to the patent infringement lawsuit with MyKey Technology, LLC.  Guidance Software excludes litigation settlement expense and income from non-GAAP operating expenses, non-GAAP operating income (loss) and non-GAAP net income (loss) because it believes (i) the amount of such expense or income may not directly correlate to the underlying performance of Guidance Software business operations and (ii) such expense and income are uncommon and not expected to recur in future periods.

Amortization of Intangibles. Amortization of intangibles is a non-cash expense arising from the acquisition of intangible assets in connection with acquisitions. Guidance Software excludes acquisition-related amortization expense from non-GAAP operating expenses, non-GAAP operating income (loss) and non-GAAP net income (loss) because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Guidance Software business operations and (ii) such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired intangible assets. Investors should note that the use of these intangible assets contributed to revenue in the periods presented and will contribute to future revenue generation and the related amortization expense will recur in future periods.

Share-based Compensation Expense. Share-based compensation expense is a non-cash expense arising from the grant of stock awards to employees. Guidance Software excludes share-based compensation expense from non-GAAP gross profit, non-GAAP operating expenses, non-GAAP operating income (loss) and non-GAAP net income (loss) because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Guidance Software business operations and (ii) such expenses can vary significantly between periods as a result of the timing of grants of new share-based awards. Investors should note that share-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods and such expense will recur in future periods.

Forward Looking Statements:

This news release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements in this release involve risks and uncertainties that could cause actual results to differ materially from current expectations. There can be no assurance that demand for Guidance Software’s products will continue at current or greater levels, or that the Company will continue to grow revenues, or be profitable. There are also risks that Guidance Software’s pursuit of providing network security and e-discovery technology might not be successful, or that if successful, it will not materially enhance Guidance Software’s financial performance; that the Company could fail to retain key employees; that changes in customer requirements and other general economic and political uncertainties could impact Guidance Software’s relationship with its customers; and that delays in product development, competitive pressures or technical difficulties could impact timely delivery of next-generation products; and other risks and uncertainties that are described from time to time in Guidance Software’s periodic reports and registration statements filed with the Securities and Exchange Commission. The Company specifically disclaims any responsibility for updating these forward-looking statements.

INVESTOR CONTACT

Rasmus van der Colff

Guidance Software, Inc.

626-768-4607

investorrelations@guidancesoftware.com

Guidance Software, Inc.

Unaudited Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2016	2015	2016	2015
Revenues:
Product revenue	$10,383	$8,804	$37,076	$31,897
Services revenue	8,829	8,778	33,321	35,264
Maintenance revenue	10,246	10,048	40,121	39,845
Total revenues	29,458	27,630	110,518	107,006

Cost of revenues:
Cost of product revenue	2,378	2,313	9,323	8,869
Cost of services revenue	4,936	5,837	21,411	24,349
Cost of maintenance revenue	667	647	2,482	2,428
Total cost of revenues	7,981	8,797	33,216	35,646

Gross profit	21,477	18,833	77,302	71,360

Operating expenses:
Selling and marketing	10,232	10,353	43,330	38,710
Research and development	5,723	5,490	24,534	21,180
General and administrative	5,818	4,869	24,884	19,131
Depreciation and amortization	1,220	1,592	5,130	6,403
Total operating expenses	22,993	22,304	97,878	85,424

Operating loss	(1,516)	(3,471)	(20,576)	(14,064)

Interest expense and other, net	(35)	7	(27)	29

Loss before income taxes	(1,551)	(3,464)	(20,603)	(14,035)

Income tax provision	68	116	146	360

Net loss	$(1,619)	$(3,580)	$(20,749)	$(14,395)

Net loss per share - basic	$(0.06)	$(0.13)	$(0.72)	$(0.51)
Net loss per share - diluted	$(0.06)	$(0.13)	$(0.72)	$(0.51)

Shares used in per share calculation - basic	29,092	28,363	28,789	27,953
Shares used in per share calculation - diluted	29,092	28,363	28,789	27,953

Supplemental Financial Data

Non-GAAP income (loss) excluding income taxes, amortization of intangibles, proxy contest expense, litigation settlements, realignment expense, and share-based compensation expense	$2,847	$(1,292)	$(1,484)	$(5,096)

Non-GAAP income (loss) per share excluding income taxes, amortization of intangibles, proxy contest expense, litigation settlements, realignment expense, and share-based compensation expense
Basic	$0.10	$(0.05)	$(0.05)	$(0.18)
Diluted	$0.09	$(0.05)	$(0.05)	$(0.18)

Guidance Software, Inc.

Calculation of Pre-Tax Non-GAAP Income

(unaudited)

(in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2016	2015	2016	2015
Calculation of non-GAAP income (loss):

GAAP net loss	$(1,619)	$(3,580)	$(20,749)	$(14,395)
Add:
Income tax provision	68	116	146	360
Amortization of intangibles	368	394	1,508	1,654
Proxy contest expense	-	-	2,177	-
Litigation settlements	-	-	1,050	-
Realignment expense	1,407	125	4,947	523
Share-based compensation expense (including related payroll taxes paid by the Company)	2,623	1,653	9,437	6,762

Non-GAAP income (loss) excluding income taxes, amortization of intangibles, proxy contest expense, litigation settlements, realignment expense, and share-based compensation expense	$2,847	$(1,292)	$(1,484)	$(5,096)

Non-GAAP income (loss) per share excluding income taxes, amortization of intangibles, proxy contest expense, litigation settlements, realignment expense, and share-based compensation expense
Basic	$0.10	$(0.05)	$(0.05)	$(0.18)
Diluted	$0.09	$(0.05)	$(0.05)	$(0.18)

Shares used in per share calculations:
Basic	29,092	28,363	28,789	27,953
Diluted	30,897	28,363	28,789	27,953

Detail of Proxy Contest Expense:
General and administrative	$-	$-	$2,177	$-
Total proxy contest expense	$-	$-	$2,177	$-
Detail of Litigation Settlements:
General and administrative	$-	$-	$1,050	$-
Total litigation settlements	$-	$-	$1,050	$-
Detail of Realignment Expense:
Cost of services revenue	$5	$-	$754	$77
Cost of maintenance revenue	41	-	41	-
Selling and marketing	141	16	1,766	30
Research and development	324	6	702	6
General and administrative	896	103	1,684	410
Total realignment expense	$1,407	$125	$4,947	$523
Detail of Share-based Compensation Expense:
Cost of product revenue	$12	$19	$55	$106
Cost of services revenue	162	277	707	1,125
Cost of maintenance revenue	69	38	180	157
Selling and marketing	953	261	2,863	1,375
Research and development	692	437	2,770	1,648
General and administrative	735	621	2,862	2,351
Total share-based compensation expense	$2,623	$1,653	$9,437	$6,762

Guidance Software, Inc

Reconciliation of GAAP to Non-GAAP Financial Measures

(Unaudited and in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2016	2015	2016	2015

Gross profit, as reported	$21,477	$18,833	$77,302	$71,360
Realignment expense	46	-	795	77
Share-based compensation	243	334	942	1,388
Gross profit adjustment	289	334	1,737	1,465
Total non-GAAP gross profit	$21,766	$19,167	$79,039	$72,825

Total operating expenses, as reported	$22,993	$22,304	$97,878	$85,424
Amortization of intangibles	(368)	(394)	(1,508)	(1,654)
Proxy contest expense	-	-	(2,177)	-
Litigation settlements	-	-	(1,050)	-
Realignment expense	(1,361)	(125)	(4,152)	(446)
Share-based compensation	(2,380)	(1,319)	(8,495)	(5,374)
Operating expense adjustment	(4,109)	(1,838)	(17,382)	(7,474)
Total non-GAAP operating expenses	$18,884	$20,466	$80,496	$77,950

Operating loss, as reported	$(1,516)	$(3,471)	$(20,576)	$(14,064)
Gross profit adjustment	289	334	1,737	1,465
Operating expense adjustment	4,109	1,838	17,382	7,474
Total non-GAAP operating income (loss)	$2,882	$(1,299)	$(1,457)	$(5,125)

Net loss, as reported	$(1,619)	$(3,580)	$(20,749)	$(14,395)
Gross profit adjustment	289	334	1,737	1,465
Operating expense adjustment	4,109	1,838	17,382	7,474
Income tax provision	68	116	146	360
Total non-GAAP net income (loss)	$2,847	$(1,292)	$(1,484)	$(5,096)

Net loss per share-diluted, as reported	$(0.06)	$(0.13)	$(0.72)	$(0.51)

Non-GAAP net income (loss) per share-diluted	$0.09	$(0.05)	$(0.05)	$(0.18)

Net loss, as reported	$(1,619)	$(3,580)	$(20,749)	$(14,395)
Income tax provision	68	116	146	360
Interest (expense) income	41	(1)	47	(2)
Depreciation and amortization	1,220	1,592	5,130	6,403
GAAP EBITDA	$(291)	$(1,873)	$(15,427)	$(7,635)

Share-based compensation	2,623	1,653	9,437	6,762
Realignment expense	1,407	125	4,947	523
Proxy contest expense	-	-	2,177	-
Litigation settlements	-	-	1,050	-
Total non-GAAP EBITDA	$3,738	$(96)	$2,185	(350)

Guidance Software, Inc.

Unaudited Condensed Consolidated Balance Sheets

(in thousands)

	December 31,	December 31,
	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$12,619	$18,967
Trade receivables, net	22,236	21,434
Inventory	2,206	2,543
Prepaid expenses and other current assets	4,850	3,335
Total current assets	$41,911	$46,279

Long-term assets:
Property and equipment, net	$11,044	$13,513
Intangible assets, net	4,649	6,157
Goodwill	14,632	14,632
Other assets	2,180	1,709
Total long-term assets	32,505	36,011

Total assets	$74,416	$82,290

LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY
Current liabilities:
Accounts payable	$4,722	$3,335
Accrued liabilities	12,641	9,884
Bank line of credit	3,500	-
Deferred revenues	40,209	41,553
Total current liabilities	$61,072	$54,772

Long-term liabilities:
Deferred rent and other long-term liabilities	$6,872	$7,527
Deferred revenues	5,923	8,242
Deferred tax liabilities	604	511
Total long-term liabilities	$13,399	$16,280

Stockholders’ (deficit) equity:
Common stock	$26	$25
Additional paid-in capital	128,169	118,714
Treasury stock	(11,479)	(11,479)
Accumulated deficit	(116,771)	(96,022)
Total stockholders’ (deficit) equity	$(55)	$11,238

Total liabilities and stockholders’ (deficit) equity	$74,416	$82,290

Guidance Software, Inc

Unaudited Cash Flow Summary

(in thousands)

	Twelve Months Ended
	December 31,
	2016	2015
Operating Activities:
Net loss	$(20,749)	$(14,395)
Adjustments to reconcile net loss to net cash (used in) provided by operating
Depreciation & amortization	5,130	6,403
Provision (benefit) for doubtful accounts	300	(150)
Share-based compensation	9,437	6,762
Deferred taxes	97	82
Loss on disposal of assets	673	60
Changes in operating assets and liabilities:
Restricted cash	-	153
Trade receivables	(1,102)	(1,029)
Inventory	337	141
Prepaid expenses and other assets	(1,990)	2,225
Accounts payable	1,607	(2,555)
Accrued liabilities	2,136	694
Deferred revenues	(3,663)	4,435
Net cash (used in) provided by operating activities	(7,787)	2,826

Investing Activities:
Purchase of property and equipment	(2,002)	(3,776)
Purchase of intangible asset	-	(45)
Net cash used in investing activities	(2,002)	(3,821)

Financing Activities:
Borrowings on bank line of credit	8,000	-
Repayments of borrowings on bank line of credit	(4,500)	-
Proceeds from the exercise of stock options	19	1,687
Principal payments on capital lease and other obligations	(78)	(80)
Net cash provided by financing activities	3,441	1,607

Net (decrease) increase in cash and cash equivalents	(6,348)	612

Cash and cash equivalents, beginning of period	18,967	18,355

Cash and cash equivalents, end of period	$12,619	$18,967